UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POGAX

Putnam Growth Opportunities Fund

Annual report
7|31|10

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Annual report
7 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	44

Shareholder meeting results	45

About the Trustees	47

Officers	49

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity markets. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

More than a decade later, the fund continues to target the stocks of these types of companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The fund’s manager seeks to mitigate this risk by investing with a long-term perspective, looking for companies he believes have the fundamental strength to deliver results over time, despite market setbacks. While the fund’s management strategy favors growth stocks, the manager also seeks to cushion the impact of market volatility at times when growth-style investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies in which the fund has invested have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. In fact, several have since been added to the select group of companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, the fund will continue to seek leading companies with dominant products, services, and barriers to entry against potential competitors. These companies, when the market underestimates the sustainability of their growth and returns, can be attractive investments.

Consider these risks before investing: Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Robert Brookby

Rob, how did the fund perform for the year ended July 31, 2010?

Putnam Growth Opportunities Fund’s class A shares returned 13.39%, performing in line with the fund’s benchmark, the Russell 1000 Growth Index, which rose 13.65%, but outpacing the average return of its peer group, Lipper Large-Cap Growth Funds, which came in at 10.98%.

The dynamics of the equity markets changed pretty dramatically during the period. How would you characterize the environment?

The dynamics certainly did change. During the first half of the period, global economies continued to rebound from the darkest days of the recession. The factors driving this rebound included extraordinary monetary policy maneuvers by the Federal Reserve Board; substantial fiscal stimulus; a series of programs designed to stimulate the economy, such as Cash for Clunkers and the first-time homebuyer’s tax credit; and corporations restocking depleted inventories.

Stocks rallied during the first few months of the period, pulled back from mid-January to early February, and then resumed their upward climb until late April. It was at this point that investors became more concerned about the consequences of what I refer to as the “great swap”: the federal government acquiring the toxic assets of the private sector — primarily banks and insurance companies. In addition, concerns about Europe’s sovereign debt sent riskier asset classes spiraling downward. U.S. equities struggled in the face of weak employment and housing data, as well as a sharp decline in investor sentiment. As the period ended, U.S. corporations were grappling with the uncertainties introduced by Washington’s policies for health-care reform

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

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and financial industry regulatory reform, and were questioning the strength of the domestic recovery.

What factors helped the fund versus its benchmark and peer group?

In terms of sectors, stock selection in energy and materials helped the most, along with overweighting the strong-performing telecommunication services category. Commodity prices rose during the period, due primarily to demand in emerging economies — most notably China — for steel, coal, copper, crude oil, and chemicals. The defensive-oriented telecommunication services sector did particularly well during the second half of the period, as many of the high-yielding stocks in this group were attractive to income-oriented investors at a time when risk-free fixed-income assets, such as U.S. Treasuries, offered historically low yields.

Which stocks provided the biggest boost to relative results?

Not holding integrated oil giant Exxon Mobil — a major component of the fund’s benchmark — was the top relative contributor. Despite increased demand for crude oil, the company’s stock underperformed during the period due to narrower refining profit margins and weaker-than-expected earnings.

Similarly, avoiding global pharmaceuticals, medical devices, and consumer products provider Johnson & Johnson — another large index constituent — also aided performance. Johnson & Johnson’s stock price dropped significantly in May when the company recalled 40 widely used non-prescription products for children and infants, and the U.S. Food and Drug Administration expressed concerns about its manufacturing processes.

As for stocks held by the fund during the period, several investments benefited from the worldwide rebound in commodity prices, including an out-of-benchmark position in Teck Resources and overweight exposure to specialty chemicals maker Albemarle. Teck Resources is a Canadian mining company that produces copper and metallurgical coal used to fuel steel plants. I bought the stock at very attractive price

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed.

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levels after the industry sold off in 2009, and it performed well as global demand for commodities recovered. Albemarle is a low-cost producer of chemicals that are used in producing electronic devices, such as flame-retardants and additives for plastics. The company also makes chemicals for use in water treatment facilities and other environmental applications.

Supplemental health and life insurance provider Aflac also added to returns during the period. During the recession, investors were concerned that the value of the European-bank hybrid bonds that Aflac held in its investment portfolio would be severely impaired, which could have created a capital crisis for the company. Our view, however, was that European governments would intervene to protect the banks that issued these securities, thereby providing a safety net for their value. As the economic recovery unfolded, the prices of these bonds returned to more historical levels, relieving pressure on Aflac’s stock and allowing it to outperform.

Which investments weren’t as productive?

Holdings in consumer-facing parts of the portfolio — both the consumer discretionary and consumer staples sectors — and information technology dampened results the most. In the consumer area, Apollo Group and CVS Caremark were the primary detractors. Apollo Group delivers online and on-campus educational programs through subsidiaries such as the University of Phoenix. The company grew briskly and increased its enrollment considerably as unemployment rose and many adults looked to improve their skills and job prospects. However, government concerns about Title IV government-sponsored student aid, which accounts for the bulk of the for-profit education industry’s revenues, cast a negative cloud over Apollo and the industry as a whole. As a result, investors became nervous

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/10. Short-term holdings are excluded. Holdings will vary over time.

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about the potential impact of future regulation on the for-profit education business model, and the stock underperformed.

CVS Caremark was a negative surprise, as the company has been a relatively dependable performer in the generally stable retail pharmaceuticals industry. However, setbacks in the company’s Caremark division caused the stock to decline. Caremark is a pharmacy benefits manager, or PBM. PBMs administer prescription benefit programs for employers and health insurance companies. While Caremark has a history of satisfactory performance, it has made some missteps in its relationships with key clients since merging with CVS in 2007, leading a number of clients to switch to other PBMs.

Lastly, wireless communications equipment and services company Qualcomm also weighed on results. Qualcomm generates a meaningful portion of its revenues from royalties it collects from sales of mobile phones that use the company’s chipset technology. The royalties are calculated as a percentage of the phones’ average sales prices. Retail phone prices fell faster than investors expected, resulting in negative revisions to Qualcomm’s profit outlook.

What role do derivatives play, if any, in the fund?

Derivatives generally don’t contribute materially to the fund’s performance, but occasionally I will use them in the portfolio as a risk control tool. For example, if I like a company but there is a chance some pending news might hurt the stock — an FDA rejection or the outcome of a lawsuit, for instance — I might buy a put option to help establish a floor price for my investment and in doing so, limit the fund’s downside risk.

What is your outlook for the economy and U.S. equity markets in the coming months, and how do you plan to position the fund?

In my view, the economy should continue to improve, albeit very slowly. Consequently, I believe U.S. equities may stay in a trading range for some time and will move up and down based on investors’ assessments of economic data.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed. Prior period figures shown in this chart have been restated based on the updated methodology.

8

Unemployment remains a major concern. Companies are uncertain about the economic recovery and are therefore reticent to hire, preferring instead to get maximum productivity out of their current work forces. This situation can’t go on indefinitely. But, I believe businesses are unlikely to resume hiring until they see more-convincing signs of sustained economic growth and develop a clearer sense of how government regulatory policies are likely to affect their costs.

As for positioning the fund, I want our investors to be able to capitalize on improving conditions, but I don’t want to expose them to too much risk in an uncertain environment. Therefore, I plan to continue adding stocks with high growth potential while also including investments with more defensive characteristics.

Thanks for giving us this update, Rob.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that the fund benefited during the period as a result of a second court-ordered settlement distribution made to eligible holders of Enron Corporation common stock. Enron’s stock became worthless in 2001 when it was determined that the company had defrauded shareholders by conspiring to conceal losses and inflate profits. The company declared bankruptcy in December 2001, and its assets were later sold off to recoup creditors. Shareholders who purchased Enron stock between September 9, 1997 and December 2, 2001, were eligible to participate in the settlement. The fund had received $12,097,538 in the prior fiscal year, and a second settlement of $2,326,616 on December 28, 2009.

Portfolio Manager Robert Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. In June, the Federal Reserve reported that non-financial companies were holding nearly $2 trillion in cash and other liquid assets. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.25%	3.84%	3.44%	3.44%	3.48%	3.48%	3.70%	3.45%	4.00%	4.47%

10 years	–52.68	–55.39	–56.13	–56.13	–56.11	–56.11	–55.02	–56.60	–53.81	–51.47
Annual average	–7.21	–7.75	–7.91	–7.91	–7.90	–7.90	–7.68	–8.01	–7.43	–6.97

5 years	6.05	–0.08	2.07	0.07	2.13	2.13	3.41	–0.21	4.78	7.36
Annual average	1.18	–0.02	0.41	0.01	0.42	0.42	0.67	–0.04	0.94	1.43

3 years	–6.48	–11.88	–8.64	–11.38	–8.60	–8.60	–7.89	–11.08	–7.18	–5.76
Annual average	–2.21	–4.13	–2.97	–3.95	–2.95	–2.95	–2.70	–3.84	–2.45	–1.96

1 year	13.39	6.84	12.50	7.50	12.51	11.51	12.88	8.92	13.08	13.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Class B performance does not assume conversion to Class A shares.

Recent and prior performance benefited from the receipt of multiple Enron Corporation Class Action Settlements pertaining to investments made prior to 2002.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 7/31/10

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	4.98%	4.92%

10 years	–34.05	–25.17
Annual average	–4.08	–3.23

5 years	4.09	–0.20
Annual average	0.80	–0.11

3 years	–12.21	–15.35
Annual average	–4.25	–5.48

1 year	13.65	10.98

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/10, there were 841, 719, 609, 338, and 131 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $4,387 and $4,389, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $4,340 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $4,619 and $4,853, respectively.

Fund price and distribution information For the 12-month period ended 7/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.05577		—	—	$0.00098		$0.03522	$0.08414

Capital gains	—		—	—	—		—	—

Return of capital*	0.00123		—	—	0.00002		0.00078	0.00186

Total	$0.05700		—	—	$0.00100		$0.03600	$0.08600

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$12.24	$12.99	$11.28	$11.43	$11.58	$12.00	$12.05	$12.55

7/31/10	13.82	14.66	12.69	12.86	13.07	13.54	13.59	14.18

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 44 for more information.

11

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	3.79%	3.38%	2.98%	2.98%	3.03%	3.03%	3.23%	2.99%	3.54%	4.00%

10 years	–56.95	–59.42	–60.09	–60.09	–60.06	–60.06	–59.09	–60.53	–57.97	–55.86
Annual average	–8.08	–8.62	–8.78	–8.78	–8.77	–8.77	–8.55	–8.88	–8.30	–7.85

5 years	3.13	–2.78	–0.70	–2.68	–0.68	–0.68	0.57	–2.94	1.96	4.44
Annual average	0.62	–0.56	–0.14	–0.54	–0.14	–0.14	0.11	–0.60	0.39	0.87

3 years	–15.05	–19.94	–17.02	–19.51	–17.00	–17.00	–16.32	–19.25	–15.68	–14.45
Annual average	–5.29	–7.15	–6.03	–6.98	–6.02	–6.02	–5.77	–6.88	–5.53	–5.07

1 year	14.04	7.50	13.18	8.18	13.20	12.19	13.50	9.52	13.81	14.37

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 7/31/09*†	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Total annual operating expenses for the fiscal year
ended 7/31/09†	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Annualized expense ratio for the six-month period
ended 7/31/10‡	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses.

† Annual operating expenses have been revised to reflect projected expenses based on a new expense arrangement and the fund’s 8/31/09 asset level.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Growth Opportunities Fund from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.59	$10.35	$10.35	$9.10	$7.85	$5.34

Ending value (after expenses)	$1,029.80	$1,025.90	$1,025.50	$1,027.50	$1,028.80	$1,031.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2010, use the following calculation method. To find the value of your investment on February 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.56	$10.29	$10.29	$9.05	$7.80	$5.31

Ending value (after expenses)	$1,018.30	$1,014.58	$1,014.58	$1,015.82	$1,017.06	$1,019.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth  orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds.

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The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circum stances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consider ation of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 1st percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine

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the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance

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of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds:

One-year period	21st

Three-year period	30th

Five-year period	28th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 810, 698 and 579 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 16, 2010

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The fund’s portfolio 7/31/10

COMMON STOCKS (97.3%)*	Shares	Value

Advertising and marketing services (0.7%)
Omnicom Group, Inc.	57,600	$2,146,176

		2,146,176
Aerospace and defense (4.6%)
Goodrich Corp.	41,800	3,045,966

MTU Aero Engines Holding AG (Germany)	11,027	641,475

Northrop Grumman Corp.	27,000	1,583,280

Precision Castparts Corp.	15,940	1,947,709

Raytheon Co.	21,202	981,017

United Technologies Corp.	87,600	6,228,360

		14,427,807
Automotive (0.7%)
Lear Corp. †	26,300	2,055,871

		2,055,871
Banking (2.5%)
Banco Santander Brasil SA ADS (Brazil)	83,703	1,114,924

Bond Street Holdings, LLC 144A Class A F †	56,513	1,158,517

JPMorgan Chase & Co.	58,000	2,336,240

PNC Financial Services Group, Inc.	39,500	2,345,905

State Street Corp.	20,800	809,536

		7,765,122
Beverage (1.7%)
Coca-Cola Co. (The)	52,200	2,876,742

Coca-Cola Enterprises, Inc.	90,700	2,603,090

		5,479,832
Biotechnology (2.1%)
Amgen, Inc. †	35,100	1,914,003

Dendreon Corp. †	52,200	1,717,902

Genzyme Corp. †	20,300	1,412,068

Human Genome Sciences, Inc. †	59,000	1,530,460

		6,574,433
Cable television (1.5%)
DIRECTV Class A †	70,400	2,616,064

Time Warner Cable, Inc.	37,400	2,138,158

		4,754,222
Chemicals (2.7%)
Agrium, Inc. (Canada)	33,000	2,079,000

Albemarle Corp.	66,600	2,905,092

Celanese Corp. Ser. A	55,400	1,556,186

Huntsman Corp.	172,000	1,800,840

		8,341,118
Combined utilities (1.2%)
El Paso Corp.	306,300	3,773,616

		3,773,616
Commercial and consumer services (2.0%)
Mastercard, Inc. Class A	21,800	4,578,872

Priceline.com, Inc. †	8,100	1,817,640

		6,396,512
Communications equipment (5.0%)
Cisco Systems, Inc. †	372,112	8,584,624

Harris Corp.	20,500	912,865

Qualcomm, Inc.	158,800	6,047,104

		15,544,593

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COMMON STOCKS (97.3%)* cont.	Shares	Value

Computers (10.7%)
Apple, Inc. †	58,232	$14,980,180

EMC Corp. †	235,400	4,658,566

Hewlett-Packard Co.	138,900	6,394,956

IBM Corp.	31,300	4,018,920

Juniper Networks, Inc. †	49,900	1,386,222

Polycom, Inc. †	66,200	1,964,816

SMART Technologies, Inc. Class A (Canada) †	28,854	444,063

		33,847,723
Conglomerates (1.8%)
3M Co.	34,800	2,976,792

Danaher Corp.	22,000	845,020

Tyco International, Ltd.	44,800	1,714,944

		5,536,756
Consumer goods (1.6%)
Avon Products, Inc.	27,000	840,510

Colgate-Palmolive Co.	20,100	1,587,498

Procter & Gamble Co. (The)	44,600	2,727,736

		5,155,744
Consumer services (0.7%)
Avis Budget Group, Inc. †	169,100	2,086,694

		2,086,694
Electronics (3.9%)
Intel Corp.	82,700	1,703,620

Marvell Technology Group, Ltd. †	88,700	1,323,404

MEMC Electronic Materials, Inc. †	40,800	390,048

Sensata Technologies Holding NV (Netherlands) †	108,562	1,758,704

Texas Instruments, Inc.	187,400	4,626,906

Tyco Electronics, Ltd. (Switzerland)	85,800	2,316,600

		12,119,282
Energy (oil field) (2.2%)
Global Geophysical Services, Inc. †	107,134	775,650

Halliburton Co.	31,600	944,208

National Oilwell Varco, Inc.	25,300	990,748

Petroleum Geo-Services ASA (Norway) †	34,800	312,864

Schlumberger, Ltd.	62,400	3,722,784

		6,746,254
Energy (other) (0.5%)
First Solar, Inc. †	13,472	1,690,062

		1,690,062
Engineering and construction (0.4%)
Shaw Group, Inc. †	40,700	1,304,028

		1,304,028
Financial (1.1%)
AerCap Holdings NV (Netherlands) †	73,060	951,241

CME Group, Inc.	9,050	2,523,140

		3,474,381
Food (1.3%)
General Mills, Inc.	25,000	855,000

Kraft Foods, Inc. Class A	107,500	3,140,075

		3,995,075
Forest products and packaging (0.6%)
Buckeye Technologies, Inc. †	77,500	879,625

International Paper Co.	35,400	856,680

		1,736,305

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COMMON STOCKS (97.3%)* cont.	Shares	Value

Health-care services (2.8%)
Aetna, Inc.	111,200	$3,096,920

Express Scripts, Inc. †	53,100	2,399,058

McKesson Corp.	22,100	1,388,322

Omnicare, Inc.	80,490	1,982,469

		8,866,769
Insurance (2.5%)
Aflac, Inc.	103,998	5,115,662

Assured Guaranty, Ltd. (Bermuda)	59,700	937,290

Hartford Financial Services Group, Inc. (The)	42,000	983,220

Lincoln National Corp.	28,771	749,197

		7,785,369
Investment banking/Brokerage (0.8%)
Goldman Sachs Group, Inc. (The)	17,300	2,609,186

		2,609,186
Machinery (0.9%)
Parker Hannifin Corp.	43,400	2,696,008

		2,696,008
Manufacturing (0.5%)
Ingersoll-Rand PLC	42,800	1,603,288

		1,603,288
Media (1.5%)
Time Warner, Inc.	147,400	4,637,204

		4,637,204
Medical technology (5.3%)
Baxter International, Inc.	72,200	3,160,194

Covidien PLC (Ireland)	114,800	4,284,336

Hospira, Inc. †	27,600	1,437,960

Pall Corp.	41,000	1,567,840

St. Jude Medical, Inc. †	54,700	2,011,319

Stryker Corp.	21,700	1,010,569

Thermo Fisher Scientific, Inc. †	67,500	3,028,050

		16,500,268
Metals (0.9%)
Molycorp, Inc. †	54,600	673,764

Teck Resources Limited Class B (Canada)	58,663	2,067,871

		2,741,635
Office equipment and supplies (0.1%)
Avery Dennison Corp.	12,600	451,710

		451,710
Oil and gas (3.3%)
Anadarko Petroleum Corp.	35,800	1,759,928

EOG Resources, Inc.	25,700	2,505,750

Oil States International, Inc. †	34,900	1,603,306

PetroHawk Energy Corp. †	58,928	929,295

Suncor Energy, Inc. (Canada)	82,200	2,708,490

Warren Resources, Inc. †	311,760	978,926

		10,485,695
Pharmaceuticals (2.0%)
Abbott Laboratories	87,100	4,274,868

Akorn, Inc. †	88,586	322,453

Somaxon Pharmaceuticals, Inc. †	73,632	271,702

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	29,100	1,421,535

		6,290,558

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COMMON STOCKS (97.3%)* cont.	Shares	Value

Railroads (0.6%)
Kansas City Southern †	51,425	$1,887,298

		1,887,298
Restaurants (1.0%)
McDonald’s Corp.	46,200	3,221,526

		3,221,526
Retail (8.2%)
Amazon.com, Inc. †	21,500	2,534,635

Big Lots, Inc. †	62,190	2,133,739

Costco Wholesale Corp.	58,900	3,340,219

CVS Caremark Corp.	148,900	4,569,741

Kohl’s Corp. †	53,300	2,541,877

Lowe’s Cos., Inc.	107,700	2,233,698

Staples, Inc.	68,900	1,400,737

Target Corp.	107,100	5,496,372

Urban Outfitters, Inc. †	48,700	1,566,192

		25,817,210
Schools (0.9%)
Apollo Group, Inc. Class A †	59,240	2,732,741

		2,732,741
Semiconductor (1.7%)
Atmel Corp. †	352,400	1,843,052

KLA-Tencor Corp.	32,700	1,035,609

Novellus Systems, Inc. †	86,800	2,318,428

		5,197,089
Shipping (0.6%)
United Parcel Service, Inc. Class B	30,900	2,008,500

		2,008,500
Software (5.1%)
BMC Software, Inc. †	85,000	3,024,300

Microsoft Corp.	341,000	8,801,210

Oracle Corp.	181,200	4,283,568

		16,109,078
Technology (0.5%)
Tech Data Corp. †	39,500	1,562,620

		1,562,620
Technology services (3.7%)
Accenture PLC Class A	30,770	1,219,723

Google, Inc. Class A †	16,900	8,193,965

Western Union Co. (The)	67,200	1,090,656

Yahoo!, Inc. †	79,400	1,102,072

		11,606,416
Telecommunications (1.8%)
American Tower Corp. Class A †	65,200	3,014,848

Iridium Communications, Inc. †	135,087	1,392,747

NII Holdings, Inc. †	35,542	1,331,403

		5,738,998
Textiles (1.3%)
Hanesbrands, Inc. †	79,200	1,983,960

VF Corp.	25,300	2,007,049

		3,991,009
Tobacco (1.8%)
Philip Morris International, Inc.	109,200	5,573,568

		5,573,568
Total common stocks (cost $291,877,321)		$305,065,349

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WARRANTS (0.6%)* †	Expiration	Strike
	date	price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	121,068	$1,726,430

Total warrants (cost $1,301,481)				$1,726,430

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	10,048	$547,516

Total convertible preferred stocks (cost $502,400)		$547,516

SHORT-TERM INVESTMENTS (0.9%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.12% e	2,682,864	$2,682,864

U.S. Treasury Bills with an effective yield of 0.22%,
August 26, 2010	$85,000	84,987

U.S. Treasury Bills with effective yields ranging from
0.26% to 0.35%, November 18, 2010	181,000	180,917

Total short-term investments (cost $2,948,681)		$2,948,768

TOTAL INVESTMENTS

Total investments (cost $296,629,883)		$310,288,063

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $313,370,391.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $16,325 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $554,944)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG

	Euro	Sell	8/18/10	$572,453	$554,944	$(17,509)

Total						$(17,509)

26

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/10

		Fixed payments	Total return
Swap counterparty/	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets 15,082	7/20/11	(1 month	A basket	$122,159
		USD-LIBOR-BBA	(GSCBPBNK)
		plus 35 bp)	of common stocks

baskets 3,572	4/12/11	(1 month	A basket	41,582
		USD-LIBOR-BBA)	(GSGLPMIN)
			of common stocks

baskets 4,914	4/12/11	(1 month	A basket	57,205
		USD-LIBOR-BBA)	(GSGLPMIN)
			of common stocks

Total				$220,946

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$12,819,058	$—	$—

Capital goods	20,482,841	—	—

Communication services	10,493,220	—	—

Conglomerates	5,536,756	—	—

Consumer cyclicals	37,134,022	—	—

Consumer staples	36,155,140	—	—

Energy	18,922,011	—	—

Financial	20,475,541	—	1,158,517

Health care	38,232,028	—	—

Technology	95,986,801	—	—

Transportation	3,895,798	—	—

Utilities and power	3,773,616	—	—

Total common stocks	303,906,832	—	1,158,517
Convertible preferred stocks	—	547,516	—

Warrants	1,726,430	—	—

Short-term investments	2,682,864	265,904	—

Totals by level	$308,316,126	$813,420	$1,158,517

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(17,509)	$—

Total return swap contracts	—	220,946	—

Totals by level	$—	$203,437	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $293,947,019)	$307,605,199
Affiliated issuers (identified cost $2,682,864) (Note 6)	2,682,864

Foreign currency (cost $135,449) (Note 1)	136,295

Dividends, interest and other receivables	315,349

Receivable for shares of the fund sold	54,694

Receivable for investments sold	8,058,493

Unrealized appreciation on swap contracts (Note 1)	220,946

Total assets	319,073,840

LIABILITIES

Payable for investments purchased	4,462,583

Payable for shares of the fund repurchased	516,054

Payable for compensation of Manager (Note 2)	148,731

Payable for investor servicing fees (Note 2)	83,351

Payable for custodian fees (Note 2)	11,224

Payable for Trustee compensation and expenses (Note 2)	188,376

Payable for administrative services (Note 2)	2,091

Payable for distribution fees (Note 2)	92,479

Unrealized depreciation on forward currency contracts (Note 1)	17,509

Other accrued expenses	181,051

Total liabilities	5,703,449

Net assets	$313,370,391

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,114,264,696

Distributions in excess of net investment income (Note 1)	(203,436)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(814,553,019)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,862,150

Total — Representing net assets applicable to capital shares outstanding	$313,370,391

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($261,201,537 divided by 18,900,798 shares)	$13.82

Offering price per class A share (100/94.25 of $13.82)*	$14.66

Net asset value and offering price per class B share ($28,983,310 divided by 2,283,610 shares)**	$12.69

Net asset value and offering price per class C share ($12,320,741 divided by 957,994 shares)**	$12.86

Net asset value and redemption price per class M share ($4,460,276 divided by 341,358 shares)	$13.07

Offering price per class M share (100/96.50 of $13.07)*	$13.54

Net asset value, offering price and redemption price per class R share
($241,116 divided by 17,740 shares)	$13.59

Net asset value, offering price and redemption price per class Y share
($6,163,411 divided by 434,625 shares)	$14.18

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28

Statement of operations Year ended 7/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $19,389)	$3,699,676

Interest (net of foreign tax of $134) (including interest income of $5,371
from investments in affiliated issuers) (Note 6)	6,549

Securities lending	72,213

Total investment income	3,778,438

EXPENSES

Compensation of Manager (Note 2)	2,061,961

Investor servicing fees (Note 2)	1,240,878

Custodian fees (Note 2)	19,114

Trustee compensation and expenses (Note 2)	24,580

Administrative services (Note 2)	15,043

Distribution fees — Class A (Note 2)	683,122

Distribution fees — Class B (Note 2)	347,704

Distribution fees — Class C (Note 2)	128,876

Distribution fees — Class M (Note 2)	35,462

Distribution fees — Class R (Note 2)	1,148

Other	362,552

Fees waived and reimbursed by Manager (Note 2)	(177,377)

Total expenses	4,743,063

Expense reduction (Note 2)	(32,036)

Net expenses	4,711,027

Net investment loss	(932,589)

Net realized gain on investments (Notes 1 and 3)	52,095,842

Net realized gain on swap contracts (Note 1)	237,388

Net realized loss on futures contracts (Note 1)	(77,912)

Net realized loss on foreign currency transactions (Note 1)	(24,367)

Net realized gain on written options (Notes 1 and 3)	628,804

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(16,976)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the year	(10,560,382)

Net gain on investments	42,282,397

Net increase in net assets resulting from operations	$41,349,808

The accompanying notes are an integral part of these financial statements.

29

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income (loss)	$(932,589)	$1,042,454

Net realized gain (loss) on investments and
foreign currency transactions	52,859,755	(86,831,023)

Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies	(10,577,358)	39,609,863

Net increase (decrease) in net assets resulting from operations	41,349,808	(46,178,706)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,122,145)	—

Class M	(360)	—

Class R	(584)	—

Class Y	(38,695)	—

From return of capital

Class A	(24,780)	—

Class M	(8)	—

Class R	(13)	—

Class Y	(854)	—

Increase in capital from settlement payments	—	122,732

Redemption fees (Note 1)	1,044	1,123

Decrease from capital share transactions (Note 4)	(41,205,739)	(46,972,335)

Total decrease in net assets	(1,042,326)	(93,027,186)

NET ASSETS

Beginning of year	314,412,717	407,439,903

End of year (including distributions in excess of net investment income of $203,436 and undistributed net investment income
of $1,067,661, respectively)	$313,370,391	$314,412,717

The accompanying notes are an integral part of these financial statements.

30

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31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	net assets (%) [d]	turnover (%)

Class A
July 31, 2010	$12.24	(.02)	1.66 [f]	1.64	(.06)	— [b]	(.06)	—	—	$13.82	13.39 [f]	$261,202	1.32	(.17)	96.14
July 31, 2009	13.54	.05	(1.35) [g]	(1.30)	—	—	—	—	— [b,h]	12.24	(9.60) [g]	254,606	1.27	.49	160.17
July 31, 2008	14.84	(.01)	(1.29)	(1.30)	—	—	—	—	—	13.54	(8.76)	305,508	1.29	(.04)	69.13
July 31, 2007	12.99	(.04)	1.89	1.85	—	—	—	—	—	14.84	14.24	361,708	1.32	(.30)	64.83
July 31, 2006	13.20	— [b,i]	(.09)	(.09)	(.12)	—	(.12)	—	—	12.99	(.74) [i]	353,600	1.26 [i]	(.03) [i]	88.39

Class B
July 31, 2010	$11.28	(.11)	1.52 [f]	1.41	—	—	—	—	—	$12.69	12.50 [f]	$28,983	2.07	(.91)	96.14
July 31, 2009	12.57	(.02)	(1.27) [g]	(1.29)	—	—	—	—	— [b,h]	11.28	(10.26) [g]	37,357	2.02	(.20)	160.17
July 31, 2008	13.89	(.11)	(1.21)	(1.32)	—	—	—	—	—	12.57	(9.50)	73,688	2.04	(.81)	69.13
July 31, 2007	12.24	(.14)	1.79	1.65	—	—	—	—	—	13.89	13.48	167,563	2.07	(1.03)	64.83
July 31, 2006	12.44	(.10) [i]	(.09)	(.19)	(.01)	—	(.01)	—	—	12.24	(1.55) [i]	267,264	2.01 [i]	(.77) [i]	88.39

Class C
July 31, 2010	$11.43	(.12)	1.55 [f]	1.43	—	—	—	—	—	$12.86	12.51 [f]	$12,321	2.07	(.92)	96.14
July 31, 2009	12.74	(.02)	(1.29) [g]	(1.31)	—	—	—	—	— [b,h]	11.43	(10.28) [g]	12,159	2.02	(.25)	160.17
July 31, 2008	14.07	(.11)	(1.22)	(1.33)	—	—	—	—	—	12.74	(9.45)	16,311	2.04	(.79)	69.13
July 31, 2007	12.40	(.14)	1.81	1.67	—	—	—	—	—	14.07	13.47	22,364	2.07	(1.04)	64.83
July 31, 2006	12.60	(.10) [i]	(.09)	(.19)	(.01)	—	(.01)	—	—	12.40	(1.53) [i]	26,724	2.01 [i]	(.77) [i]	88.39

Class M
July 31, 2010	$11.58	(.09)	1.58 [f]	1.49	— [b]	— [b]	— [b]	—	—	$13.07	12.88 [f]	$4,460	1.82	(.67)	96.14
July 31, 2009	12.88	— [b]	(1.30) [g]	(1.30)	—	—	—	—	— [b,h]	11.58	(10.09) [g]	4,470	1.77	— [j]	160.17
July 31, 2008	14.19	(.08)	(1.23)	(1.31)	—	—	—	—	—	12.88	(9.23)	5,675	1.79	(.54)	69.13
July 31, 2007	12.48	(.11)	1.82	1.71	—	—	—	—	—	14.19	13.70	8,011	1.82	(.79)	64.83
July 31, 2006	12.68	(.07) [i]	(.09)	(.16)	(.04)	—	(.04)	—	—	12.48	(1.27) [i]	9,472	1.76 [i]	(.52) [i]	88.39

Class R
July 31, 2010	$12.05	(.06)	1.64 [f]	1.58	(.04)	— [b]	(.04)	—	—	$13.59	13.08 [f]	$241	1.57	(.43)	96.14
July 31, 2009	13.36	.02	(1.33) [g]	(1.31)	—	—	—	—	— [b,h]	12.05	(9.81) [g]	183	1.52	.22	160.17
July 31, 2008	14.68	(.04)	(1.28)	(1.32)	—	—	—	—	—	13.36	(8.99)	172	1.54	(.30)	69.13
July 31, 2007	12.88	(.08)	1.88	1.80	—	—	—	—	—	14.68	13.98	134	1.57	(.57)	64.83
July 31, 2006	13.12	(.04) [i]	(.08)	(.12)	(.12)	—	(.12)	—	—	12.88	(.96) [i]	65	1.51 [i]	(.29) [i]	88.39

Class Y
July 31, 2010	$12.55	.01	1.71 [f]	1.72	(.09)	— [b]	(.09)	—	—	$14.18	13.69 [f]	$6,163	1.07	.08	96.14
July 31, 2009	13.85	.08	(1.38) [g]	(1.30)	—	—	—	—	— [b,h]	12.55	(9.39) [g]	5,638	1.02	.73	160.17
July 31, 2008	15.14	.03	(1.32)	(1.29)	—	—	—	—	—	13.85	(8.52)	6,084	1.04	.21	69.13
July 31, 2007	13.22	(.01)	1.93	1.92	—	—	—	—	—	15.14	14.52	7,746	1.07	(.05)	64.83
July 31, 2006	13.44	.03 [i]	(.09)	(.06)	(.16)	—	(.16)	—	—	13.22	(.53) [i]	7,397	1.01 [i]	.23 [i]	88.39

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.05%

July 31, 2009	0.25

July 31, 2008	0.16

July 31, 2007	0.21

July 31, 2006	0.30

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 28, 2009:

Per share

Class A	$0.09

Class B	0.09

Class C	0.09

Class M	0.09

Class R	0.09

Class Y	0.10

This payment resulted in an increase to total returns of 0.74% for the year ended July 31, 2010.

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.44

Class B	0.41

Class C	0.41

Class M	0.42

Class R	0.43

Class Y	0.45

This payment resulted in an increase to total returns of 3.25% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding on June 23, 2009.

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006.

j Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

34

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the fund), is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

35

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund uses futures contracts to manage exposure to market risk. The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to

36

the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 100,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of futures contracts was minimal.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to manage foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $100,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage the fund’s exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $900,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $225,998 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with

37

each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $17,509 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the fund had no securities out on loan.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $814,062,755 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$773,706,178	July 31, 2011

29,764,682	July 31, 2017

10,591,895	July 31, 2018

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of a capital loss carryover,

38

straddle loss deferrals, net operating loss and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $823,276 to decrease distributions in excess of net investment income and $1,972,827,657 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,972,004,381.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$32,036,915
Unrealized depreciation	(18,742,131)

Net unrealized appreciation	13,294,784
Capital loss carryforward	(814,062,755)
Cost for federal income tax purposes	$296,993,279

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion and 0.475% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

39

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.572% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $177,377 as a result of this limit.

Effective November 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $455 under the expense offset arrangements and by $31,581 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $223, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $37,081 and $528 from the sale of class A and class M shares, respectively, and received $34,227 and $199 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $33 and no monies on class A and class M redemptions, respectively.

40

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $310,862,730 and $349,069,250, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding at
beginning of the reporting period	—	$—

Options opened	1,006,633	1,168,592
Options exercised	(171,197)	(532,805)
Options expired	(669,606)	(480,940)
Options closed	(165,830)	(154,847)

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	1,680,141	$23,075,904	3,212,259	$34,113,537

Shares issued in connection with
reinvestment of distributions	81,173	1,096,643	—	—

	1,761,314	24,172,547	3,212,259	34,113,537

Shares repurchased	(3,663,483)	(50,183,806)	(4,974,052)	(53,205,456)

Net decrease	(1,902,169)	$(26,011,259)	(1,761,793)	$(19,091,919)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	210,585	$2,674,530	330,976	$3,173,384

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	210,585	2,674,530	330,976	3,173,384

Shares repurchased	(1,239,441)	(15,727,420)	(2,879,223)	(28,400,108)

Net decrease	(1,028,856)	$(13,052,890)	(2,548,247)	$(25,226,724)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	66,119	$846,853	84,612	$793,194

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	66,119	846,853	84,612	793,194

Shares repurchased	(172,151)	(2,201,988)	(301,252)	(2,949,238)

Net decrease	(106,032)	$(1,355,135)	(216,640)	$(2,156,044)

41

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	16,372	$214,790	28,769	$283,556

Shares issued in connection with
reinvestment of distributions	28	362	—	—

	16,400	215,152	28,769	283,556

Shares repurchased	(60,970)	(796,202)	(83,597)	(831,932)

Net decrease	(44,570)	$(581,050)	(54,828)	$(548,376)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	6,107	$81,723	5,872	$62,109

Shares issued in connection with
reinvestment of distributions	45	597	—	—

	6,152	82,320	5,872	62,109

Shares repurchased	(3,571)	(48,234)	(3,602)	(37,855)

Net increase	2,581	$34,086	2,270	$24,254

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	85,523	$1,187,350	141,794	$1,468,853

Shares issued in connection with
reinvestment of distributions	2,657	36,798	—	—

	88,180	1,224,148	141,794	1,468,853

Shares repurchased	(102,695)	(1,463,639)	(131,956)	(1,442,379)

Net increase (decrease)	(14,515)	$(239,491)	9,838	$26,474

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$17,509

Equity contracts	Investments, Receivables	1,947,376	Payables	—

Total		$1,947,376		$17,509

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The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for
as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign
exchange
contracts	$—	$—	$—	$(5,893)	$—	$(5,893)

Equity
contracts	697,209	364,788	(77,912)	—	237,388	$1,221,473

Total	$697,209	$364,788	$(77,912)	$(5,893)	$237,388	$1,215,580

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for
as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign
exchange
contracts	$—	$—	$—	$(17,509)	$—	$(17,509)

Equity
contracts	(1,810)	424,949	893	—	220,946	$644,978

Total	$(1,810)	$424,949	$893	$(17,509)	$220,946	$627,469

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,371 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $90,520,595 and $99,074,295, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

43

Federal tax information (Unaudited)

For the year ended July 31, 2010, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the tax year ended July 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,187 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

44

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	144,159,880	5,756,274

Jameson A. Baxter	144,089,420	5,826,734

Charles B. Curtis	144,163,005	5,753,149

Robert J. Darretta	144,131,113	5,785,041

Myra R. Drucker	144,185,199	5,730,955

John A. Hill	144,123,942	5,792,212

Paul L. Joskow	144,226,682	5,689,472

Elizabeth T. Kennan*	143,986,867	5,929,287

Kenneth R. Leibler	144,161,109	5,755,045

Robert E. Patterson	144,163,377	5,752,777

George Putnam, III	144,132,419	5,783,735

Robert L. Reynolds	144,288,500	5,627,654

W. Thomas Stephens	144,223,485	5,692,669

Richard B. Worley	144,224,274	5,691,880

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,145,623	634,844	430,946	3,982,845

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,110,190	637,398	463,826	3,982,844

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,115,139	633,401	462,873	3,982,845

A proposal to amend the fundamental investment restrictions with respect to diversification of investments was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,317,266	498,499	395,648	3,982,845

A proposal to amend the fundamental investment restrictions with respect to borrowing was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,058,451	756,931	396,032	3,982,844

45

Shareholder meeting results (Unaudited) (Continued)

A proposal to amend the fundamental investment restrictions with respect to making loans was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,063,340	719,495	428,578	3,982,845

All tabulations are rounded to the nearest whole number.

46

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

47

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

48

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

††Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

50

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
State tax-free income funds:	investments.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The three portfolios:
and Pennsylvania	Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector*	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Beth S. Mazor
Putnam Investment	Myra R. Drucker	Vice President
Management, LLC	Paul L. Joskow
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley
London, England SW1A 1LD		Robert R. Leveille
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Chief Compliance Officer
Putnam Retail Management	President
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Executive Vice President,	BSA Compliance Officer
Custodian	Principal Executive
State Street Bank	Officer, Treasurer and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk and
Assistant Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Michael Higgins
	Principal Financial Officer	Vice President
Independent Registered
Public Accounting Firm	Janet C. Smith	Nancy E. Florek
KPMG LLP	Vice President, Principal	Vice President, Assistant Clerk,
	Accounting Officer and	Assistant Treasurer and
Trustees	Assistant Treasurer	Proxy Manager
John A. Hill, Chairman
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN061 262966 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$38,048	$--	$3,800	$-
July 31, 2009	$38,029	$--	$3,800	$-

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,800 and $ 3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ -	$ -	$ -
July 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PNRAX

Putnam Research Fund

Annual report 7|31|10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Annual report
7 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	48

Shareholder meeting results	49

About the Trustees	50

Officers	52

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity markets. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research is used by investment managers to assess whether a company’s stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry —both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s Global Equity Research team gathers information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: It represents the select stock picks of Putnam’s large-cap equity research analysts, incorporated into a single portfolio, regardless of investment style (growth or value). We believe that each stock pick represents a specialized and comprehensive view of a company, compiled by a focused, dedicated analyst.

Consider these risks before investing: This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam’s research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/ packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio managers

How did Putnam Research Fund perform for the fiscal year, which ended on July 31, 2010?

We are pleased to report that the fund’s class A shares delivered a positive return of 13.80% at net asset value for the period, which was roughly in line with our benchmark, the S&P 500 Index, which returned 13.84%. The fund also outperformed the average 11.37% return for its Lipper peer group, Large-Cap Core Funds.

Can you tell us a bit about stock market conditions during the period?

Overall, stocks delivered solid returns for the year, but conditions were challenging, particularly during the last few months, which became increasingly turbulent. The period started on a good note, when we saw a continuation of the bull market that began in March 2009, when stocks exploded off their lows and began a broad-based recovery.

However, in the final months of the period, volatility returned to the market in full force. A major cause of concern for investors was a debt crisis in Greece that brought out broader worries about debt issues in other European Union countries. This led to global market jitters and a market correction; U.S. stock indexes declined sharply from late April through June, then staged a strong recovery in July.

Which sectors performed well, and was the fund positioned to capitalize on their strength?

The strongest sectors were industrials, consumer discretionary, and financials, while laggards included health care, energy, and telecommunications services.

It is important to note, however, that Putnam Research Fund is designed to be a true stock-picking portfolio. We don’t make significant overweight or underweight positions in any

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

one sector. The fund’s sector weightings remain relatively close to those of our benchmark.

Putnam’s sector analysts use their industry and research expertise to recommend individual stocks and to help determine the size of the position the fund holds in each company. We focus on companies with attractive growth potential but also look for healthy balance sheets, strong cash flows, and other markers of financial stability.

During the period, this stock selection expertise was most helpful for the fund’s consumer discretionary and industrial stocks, while our selections in the technology and energy sectors detracted from performance somewhat.

Which holdings produced disappointing results during the fiscal year?

One notable detractor was semiconductor equipment company FormFactor. The stock declined as the company struggled with management issues, operating losses, and declining market share. Petrohawk Energy also dampened fund returns for the period. The stock of this oil and natural gas company lagged primarily because of declines in natural gas prices.

Another stock that suffered declines was Apollo Group, a provider of online and on-campus educational programs and services through subsidiaries such as University of Phoenix. A few issues have cast a negative cloud over Apollo and the for-profit education industry as a whole. The most significant issue is related to government concerns about Title IV government-sponsored student aid, which accounts for the bulk of these schools’ revenue. The government is evaluating how for-profit recruiters are compensated, and may consider changes in policy around Title IV funds.

What were some holdings that performed particularly well over the period?

One of the biggest contributors to performance was Wyndham Worldwide. Wyndham is a hospitality company specializing in hotels and time-share properties. This stock became extremely mispriced when investors

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed.

became concerned about the funding of its time-share business in the midst of the severe global economic downturn. As the economy recovered, so did business travel and lodging demand, and investors gained confidence in the strength of Wyndham’s businesses. The stock appreciated considerably with the uptick in demand, combined with strategies on the part of Wyndham management to generate more free cash flow.

Two of the fund’s best-performing stocks were airline companies. UAL, the holding company for United Air Lines, is enjoying strong revenue growth thanks to its unique exposure to international and business travel, especially to Asia. Many investors were overly pessimistic about the company’s balance sheet and underestimated its ability to remain profitable amidst the credit crisis and recession. However, we believed that with the industry’s consolidation and reduced flights, the surviving airlines would gain greater pricing leverage, thereby providing a platform for higher fares and stronger profits. UAL was sold from the portfolio by the close of the period.

Similarly, US Airways Group benefited from its decision to reduce capacity to cut costs and create a floor for declining airfares in the U.S. market.

With increased air traffic, the stock price of Goodrich, a global supplier of systems and services to the aerospace and defense industries, climbed as a result of increased aircraft utilization and the need to replace aircraft parts. As with the airline carriers, many investors underestimated the earnings potential of this company.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/10. Short-term holdings are excluded. Holdings will vary over time.

A critical component of your approach is fundamental research. Tell us more about that.

In addition to managing the fund, we are research analysts. We take a fundamental, bottom-up approach, which means we build the portfolio stock-by-stock, focusing on the long-term potential of each individual company rather than on broader developments in the markets or economy.

General themes at work in the market have some influence on our portfolio construction process, but we want our stock selection to be the main driver of performance. All fund holdings are handpicked by analysts dedicated to that sector. We constantly monitor and adjust our holdings as business fundamentals or investment opportunities change. These are big universes of stocks, and we need to identify the subset of stocks that we believe will outperform.

As the fund begins a new fiscal year, what is your outlook?

Despite the recent turbulence in the markets, our outlook is relatively positive. We believe there are plenty of attractive stocks across a range of sectors, and most of the stocks in the fund’s portfolio are attractively valued, in our view.

Also, in the shadow of headlines about market volatility and slow economic recovery, many U.S. companies are experiencing strong earnings growth. Many firms implemented cost-cutting measures and other efficiencies in 2009, and operating earnings continued to benefit from these strategies in 2010.

Firms are producing more goods and services more efficiently. As the economy continues to recover, sales and revenues are improving. U.S. firms also have a record amount of cash on hand. According to the Federal Reserve, nonfinancial companies have $1.8 trillion in cash on hand and other liquid assets. That is cash that can be used to engage in expansions, acquisitions, or other growth strategies.

We think this is a constructive backdrop for stocks. Of course, we are mindful that conditions are subject to change as the impact of the European sovereign debt situation, Gulf oil spill,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed. Prior period figures shown in this chart have been restated based on the updated methodology.

and domestic policy changes, such as taxation, become clearer in the coming months.

Regardless of how the markets fare in the months ahead, we will continue to employ our disciplined investment process, which we believe can produce solid and competitive results over time. Our process includes forward-looking analysis of companies’ fundamental business characteristics along with some retrospective quantitative research.

We look at factors that have historically contributed to strong performance, along with competitive and macroeconomic factors that affect a company’s potential for success. We are well aware of the macroeconomic environment, and do react to it to some degree, but we are more focused on finding companies in various sectors that we believe are significantly undervalued by the marketplace. We focus on a number of factors when making investment decisions, including company valuation, financial strength, and competitive position within each sector.

Thanks for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s management team

Putnam Research Fund is managed by Kelsey Chen, Steven Curbow, George Gianarikas, Ferat Ongoren, Walter Scully, and Michael Yogg.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. In June, the Federal Reserve reported that non-financial companies were holding nearly $2 trillion in cash and other liquid assets. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.98%	5.55%	5.14%	5.14%	5.18%	5.18%	5.44%	5.19%	5.71%	6.16%

10 years	–21.21	–25.74	–26.96	–26.96	–26.98	–26.98	–25.08	–27.70	–23.18	–19.25
Annual average	–2.36	–2.93	–3.09	–3.09	–3.10	–3.10	–2.85	–3.19	–2.60	–2.12

5 years	–7.33	–12.64	–10.81	–12.59	–10.76	–10.76	–9.66	–12.83	–8.53	–6.24
Annual average	–1.51	–2.67	–2.26	–2.66	–2.25	–2.25	–2.01	–2.71	–1.77	–1.28

3 years	–20.10	–24.69	–21.92	–24.26	–21.93	–21.93	–21.33	–24.06	–20.74	–19.53
Annual average	–7.21	–9.02	–7.92	–8.85	–7.92	–7.92	–7.69	–8.77	–7.46	–6.99

1 year	13.80	7.23	12.99	7.99	12.97	11.97	13.19	9.19	13.47	14.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Performance benefited from receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 7/31/10

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	6.28%	5.57%

10 years	–7.37	–0.37
Annual average	–0.76	–0.37

5 years	–0.86	–1.71
Annual average	–0.17	–0.42

3 years	–18.99	–19.19
Annual average	–6.78	–6.92

1 year	13.84	11.37

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/10, there were 949, 803, 679, 410, and 171 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $7,304 and $7,302, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $7,230 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $7,682 and $8,075, respectively.

Fund price and distribution information For the 12-month period ended 7/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.0999		$0.0019	$0.0268	$0.0490		$0.0786	$0.1258

Capital gains	—		—	—	—		—	—

Return of capital*	0.0081		0.0001	0.0022	0.0040		0.0064	0.0102

Total	$0.1080		$0.0020	$0.0290	$0.0530		$0.0850	$0.1360

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$11.59	$12.30	$10.87	$10.94	$11.17	$11.58	$11.55	$11.66

7/31/10	13.08	13.88	12.28	12.33	12.59	13.05	13.02	13.16

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See federal tax information on page 48 for information on return of capital.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.48%	5.06%	4.65%	4.65%	4.69%	4.69%	4.95%	4.70%	5.22%	5.67%

10 years	–28.27	–32.38	–33.54	–33.54	–33.53	–33.53	–31.82	–34.19	–30.05	–26.45
Annual average	–3.27	–3.84	–4.00	–4.00	–4.00	–4.00	–3.76	–4.10	–3.51	–3.03

5 years	–10.40	–15.55	–13.81	–15.53	–13.76	–13.76	–12.62	–15.69	–11.56	–9.26
Annual average	–2.17	–3.32	–2.93	–3.32	–2.92	–2.92	–2.66	–3.36	–2.43	–1.92

3 years	–28.27	–32.40	–29.95	–32.05	–29.91	–29.91	–29.35	–31.80	–28.82	–27.70
Annual average	–10.48	–12.24	–11.19	–12.08	–11.17	–11.17	–10.94	–11.98	–10.71	–10.25

1 year	13.55	7.00	12.65	7.65	12.62	11.62	12.87	8.90	13.20	13.80

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 7/31/09*†	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Total annual operating expenses for the fiscal year
ended 7/31/09†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Annualized expense ratio for the six-month period
ended 7/31/10‡	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† Annual operating expenses have been revised to reflect projected expenses based on a new expense arrangement and the fund’s 8/31/09 asset level.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.62	$10.39	$10.39	$9.13	$7.87	$5.36

Ending value (after expenses)	$1,038.10	$1,033.70	$1,034.40	$1,034.50	$1,035.80	$1,038.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2010, use the following calculation method. To find the value of your investment on February 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.56	$10.29	$10.29	$9.05	$7.80	$5.31

Ending value (after expenses)	$1,018.30	$1,014.58	$1,014.58	$1,015.82	$1,017.06	$1,019.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 17th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended

December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	12th

Three-year period	64th

Five-year period	74th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 906, 773 and 653 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam Investments Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the fund), a series of Putnam Investments Funds, including the fund’s portfolio, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2010

The fund’s portfolio 7/31/10

COMMON STOCKS (95.9%)*	Shares	Value

Advertising and marketing services (0.2%)
Omnicom Group, Inc.	14,615	$544,555

		544,555
Aerospace and defense (2.4%)
Empresa Brasileira de Aeronautica SA (Embraer) ADR (Brazil)	7,900	208,323

Goodrich Corp.	15,292	1,114,328

L-1 Identity Solutions, Inc. †	21,700	177,072

Northrop Grumman Corp.	11,977	702,331

Precision Castparts Corp.	9,234	1,128,302

Raytheon Co.	8,955	414,348

United Technologies Corp.	22,431	1,594,844

		5,339,548
Agriculture (0.1%)
Archer Daniels Midland Co.	11,614	317,759

		317,759
Airlines (0.4%)
US Airways Group, Inc. †	72,863	790,564

		790,564
Automotive (0.6%)
Ford Motor Co. †	73,417	937,535

Johnson Controls, Inc.	13,879	399,854

		1,337,389
Banking (8.0%)
Bank of America Corp.	213,987	3,004,377

Bank of New York Mellon Corp. (The)	25,870	648,561

BB&T Corp.	14,994	372,301

Bond Street Holdings, LLC 144A Class A F †	57,779	1,184,470

Citigroup, Inc. †	482,115	1,976,672

Comerica, Inc.	3,774	144,771

Fifth Third Bancorp	17,377	220,862

First Horizon National Corp. †	5,029	57,683

Hudson City Bancorp, Inc.	10,327	128,261

Huntington Bancshares, Inc.	15,391	93,269

JPMorgan Chase & Co.	84,859	3,418,121

KeyCorp	18,966	160,452

M&T Bank Corp.	1,788	156,164

Marshall & Ilsley Corp.	11,420	80,283

Northern Trust Corp.	5,263	247,308

People’s United Financial, Inc.	8,043	111,315

PNC Financial Services Group, Inc.	11,221	666,415

Regions Financial Corp.	25,917	189,972

State Street Corp.	10,724	417,378

SunTrust Banks, Inc.	10,854	281,661

U.S. Bancorp	40,884	977,128

Wells Fargo & Co.	111,124	3,081,469

Zions Bancorp.	3,277	72,717

		17,691,610

COMMON STOCKS (95.9%)* cont.	Shares	Value

Beverage (2.3%)
Coca-Cola Co. (The)	58,599	$3,229,391

Coca-Cola Enterprises, Inc.	22,142	635,475

PepsiCo, Inc.	20,360	1,321,568

		5,186,434
Biotechnology (2.0%)
Amgen, Inc. †	25,347	1,382,172

Auxilium Pharmaceuticals, Inc. †	10,498	236,835

Celgene Corp. †	9,922	547,198

Dendreon Corp. †	29,495	970,680

Genzyme Corp. †	14,610	1,016,272

Ironwood Pharmaceuticals, Inc. †	22,340	263,612

		4,416,769
Broadcasting (0.2%)
CBS Corp. Class B	14,035	207,437

Discovery Communications, Inc. Class A †	4,775	184,363

		391,800
Cable television (1.4%)
Comcast Corp. Class A	86,571	1,685,537

DIRECTV Class A †	26,069	968,724

Time Warner Cable, Inc.	7,391	422,543

		3,076,804
Chemicals (1.4%)
Albemarle Corp.	10,000	436,200

Celanese Corp. Ser. A	17,500	491,575

CF Industries Holdings, Inc.	1,200	97,428

Dow Chemical Co. (The)	40,764	1,114,080

E.I. du Pont de Nemours & Co.	17,287	703,062

FMC Corp.	40	2,500

Monsanto Co.	4,480	259,123

		3,103,968
Coal (0.3%)
Arch Coal, Inc.	19,700	466,693

Peabody Energy Corp.	4,800	216,720

		683,413
Combined utilities (0.4%)
El Paso Corp.	70,286	865,924

		865,924
Commercial and consumer services (1.4%)
Alliance Data Systems Corp. †	5,300	304,644

Automatic Data Processing, Inc.	5,771	238,169

Dun & Bradstreet Corp. (The)	1,300	88,868

Expedia, Inc.	19,352	438,903

Mastercard, Inc. Class A	2,186	459,147

Monster Worldwide, Inc. †	1,200	16,464

Moody’s Corp.	2,900	68,295

Paychex, Inc.	3,923	101,959

Priceline.com, Inc. †	2,902	651,209

Visa, Inc. Class A	10,314	756,532

		3,124,190

COMMON STOCKS (95.9%)* cont.	Shares	Value

Communications equipment (3.1%)
Cisco Systems, Inc. †	125,860	$2,903,590

Corning, Inc.	32,966	597,344

Harris Corp.	27,723	1,234,505

Motorola, Inc. †	71,106	532,584

Qualcomm, Inc.	42,579	1,621,408

		6,889,431
Computers (5.7%)
Apple, Inc. †	19,220	4,944,345

Compuware Corp. †	4,819	39,419

EMC Corp. †	42,579	842,638

Hewlett-Packard Co.	62,389	2,872,390

IBM Corp.	24,750	3,177,900

Seagate Technology †	31,000	389,050

Teradata Corp. †	3,591	114,194

Xerox Corp.	31,100	302,914

		12,682,850
Conglomerates (1.1%)
3M Co.	9,296	795,180

General Electric Co.	32,800	528,736

Tyco International, Ltd.	27,844	1,065,868

		2,389,784
Consumer finance (0.8%)
American Express Co.	26,902	1,200,905

Capital One Financial Corp.	9,800	414,834

SLM Corp. †	4,200	50,400

		1,666,139
Consumer goods (2.8%)
Avon Products, Inc.	42,200	1,313,686

Estee Lauder Cos., Inc. (The) Class A	2,633	163,904

Newell Rubbermaid, Inc.	148,711	2,305,021

Procter & Gamble Co. (The)	39,942	2,442,853

		6,225,464
Consumer services (0.3%)
Avis Budget Group, Inc. †	24,963	308,043

Hertz Global Holdings, Inc. †	26,499	311,098

		619,141
Containers (0.3%)
Crown Holdings, Inc. †	12,047	335,268

Owens-Illinois, Inc. †	10,883	300,915

		636,183
Electric utilities (3.2%)
Ameren Corp.	43,300	1,098,521

American Electric Power Co., Inc.	31,375	1,128,873

CMS Energy Corp.	48,380	770,210

Edison International	25,600	848,640

Entergy Corp.	11,700	906,867

Great Plains Energy, Inc.	21,345	382,929

PG&E Corp.	24,878	1,104,583

PPL Corp.	27,100	739,559

		6,980,182

COMMON STOCKS (95.9%)* cont.	Shares	Value

Electrical equipment (0.4%)
Emerson Electric Co.	17,004	$842,378

		842,378
Electronics (1.1%)
Agilent Technologies, Inc. †	5,160	144,119

Broadcom Corp. Class A	9,241	332,953

MEMC Electronic Materials, Inc. †	25,996	248,522

Sensata Technologies Holding NV (Netherlands) †	12,286	199,033

Texas Instruments, Inc.	64,556	1,593,888

		2,518,515
Energy (oil field) (1.8%)
National Oilwell Varco, Inc.	31,500	1,233,540

Schlumberger, Ltd.	24,763	1,477,361

Smith International, Inc.	29,900	1,240,252

		3,951,153
Energy (other) (0.8%)
First Solar, Inc. †	13,431	1,684,919

		1,684,919
Engineering and construction (0.2%)
Fluor Corp.	7,601	367,052

Shaw Group, Inc. †	5,216	167,121

		534,173
Financial (0.6%)
CME Group, Inc.	2,219	618,657

Discover Financial Services	18,900	288,603

Intercontinental Exchange, Inc. †	2,203	232,681

Nasdaq OMX Group, Inc. (The) †	1,200	23,364

NYSE Euronext	2,400	69,528

		1,232,833
Food (0.9%)
Kellogg Co.	18,921	946,996

Kraft Foods, Inc. Class A	29,017	847,587

Mead Johnson Nutrition Co. Class A	4,579	243,328

		2,037,911
Forest products and packaging (0.3%)
International Paper Co.	26,590	643,478

		643,478
Gaming and lottery (0.1%)
Las Vegas Sands Corp. †	5,349	143,674

		143,674
Health-care services (1.9%)
Aetna, Inc.	37,201	1,036,048

AmerisourceBergen Corp.	7,890	236,463

CIGNA Corp.	14,870	457,401

Express Scripts, Inc. †	11,077	500,459

McKesson Corp.	9,252	581,211

Omnicare, Inc.	11,695	288,048

WellPoint, Inc. †	19,847	1,006,640

		4,106,270
Insurance (3.6%)
Aflac, Inc.	27,200	1,337,968

Allstate Corp. (The)	13,600	384,064

Assured Guaranty, Ltd. (Bermuda)	44,600	700,220

COMMON STOCKS (95.9%)* cont.	Shares	Value

Insurance cont.
Berkshire Hathaway, Inc. Class B †	21,775	$1,701,063

Hartford Financial Services Group, Inc. (The)	30,900	723,369

Marsh & McLennan Cos., Inc.	17,000	399,840

MetLife, Inc.	20,200	849,612

Progressive Corp. (The)	17,400	341,736

Prudential Financial, Inc.	16,900	968,201

XL Group PLC	31,800	563,814

		7,969,887
Investment banking/Brokerage (1.8%)
Ameriprise Financial, Inc.	4,165	176,554

BlackRock, Inc.	173	27,246

Charles Schwab Corp. (The)	19,387	286,734

Franklin Resources, Inc.	3,874	389,647

Goldman Sachs Group, Inc. (The)	10,980	1,656,004

Invesco, Ltd.	12,525	244,739

Morgan Stanley	29,813	804,653

T. Rowe Price Group, Inc.	6,449	311,035

		3,896,612
Lodging/Tourism (0.5%)
Wyndham Worldwide Corp.	45,649	1,165,419

		1,165,419
Machinery (2.1%)
Bucyrus International, Inc. Class A	15,525	965,966

Cummins, Inc.	6,035	480,446

Deere (John) & Co.	5,358	357,271

International Mining Machinery Holdings, Ltd. (China) †	1,112,500	602,835

Joy Global, Inc.	12,977	770,444

Parker Hannifin Corp.	22,748	1,413,106

		4,590,068
Manufacturing (1.4%)
Illinois Tool Works, Inc.	15,007	652,805

Ingersoll-Rand PLC	66,024	2,473,259

		3,126,064
Media (1.5%)
Interpublic Group of Companies, Inc. (The) †	61,179	559,176

Time Warner, Inc.	41,739	1,313,109

Viacom, Inc. Class B	23,437	774,358

Walt Disney Co. (The)	22,062	743,269

		3,389,912
Medical technology (2.3%)
Baxter International, Inc.	24,255	1,061,641

Becton, Dickinson and Co.	1,505	103,544

Boston Scientific Corp. †	54,147	303,223

Covidien PLC (Ireland)	11,900	444,108

Hospira, Inc. †	6,895	359,230

Life Technologies Corp. †	9,275	398,732

Medtronic, Inc.	30,922	1,143,186

St. Jude Medical, Inc. †	14,805	544,380

Thermo Fisher Scientific, Inc. †	15,340	688,152

		5,046,196

COMMON STOCKS (95.9%)* cont.	Shares	Value

Metals (0.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B	10,964	$784,365

U.S. Steel Corp.	13,611	603,376

		1,387,741
Office equipment and supplies (0.1%)
Avery Dennison Corp.	7,736	277,336

		277,336
Oil and gas (7.8%)
Apache Corp.	18,767	1,793,750

Chevron Corp.	58,673	4,471,469

EOG Resources, Inc.	11,781	1,148,648

Exxon Mobil Corp.	96,413	5,753,928

Hess Corp.	20,600	1,103,954

Occidental Petroleum Corp.	31,008	2,416,453

Petrohawk Energy Corp. †	39,699	626,053

		17,314,255
Pharmaceuticals (5.0%)
Abbott Laboratories	46,493	2,281,876

Johnson & Johnson	37,881	2,200,507

Merck & Co., Inc.	73,725	2,540,564

Pfizer, Inc.	255,078	3,826,170

Somaxon Pharmaceuticals, Inc. †	31,480	116,161

		10,965,278
Power producers (0.4%)
AES Corp. (The) †	89,500	922,745

		922,745
Publishing (0.3%)
Gannett Co., Inc.	5,002	65,926

R. R. Donnelley & Sons Co.	35,332	596,051

		661,977
Real estate (1.4%)
Digital Realty Trust, Inc. R	11,700	739,674

Equity Residential Trust R	14,459	662,945

HCP, Inc. R	19,539	693,048

ProLogis Trust R	29,422	319,523

Simon Property Group, Inc. R	7,421	662,102

		3,077,292
Regional Bells (2.3%)
AT&T, Inc.	126,430	3,279,594

Qwest Communications International, Inc.	17,408	98,529

Verizon Communications, Inc.	62,554	1,817,819

		5,195,942
Restaurants (0.7%)
McDonald’s Corp.	22,813	1,590,750

		1,590,750
Retail (5.9%)
Amazon.com, Inc. †	12,293	1,449,222

Bed Bath & Beyond, Inc. †	11,700	443,196

Best Buy Co., Inc.	1,856	64,329

Big Lots, Inc. †	9,401	322,548

CarMax, Inc. †	5,400	113,940

Coach, Inc.	11,431	422,604

Costco Wholesale Corp.	12,808	726,342

COMMON STOCKS (95.9%)* cont.	Shares	Value

Retail cont.
CVS Caremark Corp.	39,217	$1,203,570

Dick’s Sporting Goods, Inc. †	5,527	145,415

Dollar General Corp. †	3,520	102,714

Home Depot, Inc. (The)	25,703	732,793

Limited Brands, Inc.	20,000	512,800

Lowe’s Cos., Inc.	67,885	1,407,935

Macy’s, Inc.	26,647	496,967

O’Reilly Automotive, Inc. †	9,636	474,862

Office Depot, Inc. †	30,455	131,566

OfficeMax, Inc. †	7,626	108,976

Staples, Inc.	20,892	424,734

Target Corp.	21,178	1,086,855

Urban Outfitters, Inc. †	16,025	515,364

Wal-Mart Stores, Inc.	40,320	2,063,981

Walgreen Co.	6,173	176,239

		13,126,952
Schools (0.7%)
Apollo Group, Inc. Class A †	22,640	1,044,383

Career Education Corp. †	24,965	609,895

		1,654,278
Semiconductor (1.1%)
Atmel Corp. †	217,239	1,136,160

FormFactor, Inc. †	34,720	336,090

KLA-Tencor Corp.	27,600	874,092

		2,346,342
Shipping (1.0%)
FedEx Corp.	8,873	732,466

United Parcel Service, Inc. Class B	23,237	1,510,405

		2,242,871
Software (3.9%)
Activision Blizzard, Inc.	9,100	108,108

Adobe Systems, Inc. †	11,149	320,199

Akamai Technologies, Inc. †	3,650	140,014

Autodesk, Inc. †	4,913	145,130

BMC Software, Inc. †	3,885	138,228

CA, Inc.	8,408	164,460

Citrix Systems, Inc. †	3,874	213,147

Intuit, Inc. †	6,709	266,683

McAfee, Inc. †	3,402	112,606

Microsoft Corp.	163,639	4,223,523

Novell, Inc. †	7,559	45,656

Oracle Corp.	100,329	2,371,778

Red Hat, Inc. †	3,969	127,603

Symantec Corp. †	17,196	223,032

		8,600,167
Staffing (—%)
Robert Half International, Inc.	1,926	48,497

		48,497

COMMON STOCKS (95.9%)* cont.	Shares	Value

Technology services (1.5%)
Cognizant Technology Solutions Corp. †	6,500	$354,640

Computer Sciences Corp.	2,800	126,924

Fidelity National Information Services, Inc.	5,222	149,715

Fiserv, Inc. †	1,800	90,180

Google, Inc. Class A †	3,919	1,900,127

Salesforce.com, Inc. †	2,362	233,720

VeriSign, Inc. †	3,775	106,266

Western Union Co. (The)	15,782	256,142

		3,217,714
Telecommunications (0.4%)
American Tower Corp. Class A †	10,769	497,959

Sprint Nextel Corp. †	66,577	304,257

		802,216
Textiles (0.2%)
Hanesbrands, Inc. †	19,370	485,219

		485,219
Tobacco (2.4%)
Lorillard, Inc.	2,814	214,539

Philip Morris International, Inc.	98,480	5,026,417

		5,240,956
Toys (0.2%)
Hasbro, Inc.	12,484	526,201

		526,201
Waste Management (0.3%)
Republic Services, Inc.	13,907	443,077

Waste Management, Inc.	3,900	132,405

		575,482
Total common stocks (cost $215,312,789)		$212,099,574

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

International Mining Machinery Holdings,
Ltd. 144A (China)	4/09/13	$0.00	135,951	$73,881

Total warrants (cost $72,386)				$73,881

PURCHASED OPTIONS	Expiration	Strike	Contract
OUTSTANDING (—%)*	date	price	amount	Value

Aflac, Inc. (Call)	Nov-10	$55.00	8,333	$13,166

Total purchased options outstanding (cost $28,499)				$13,166

SHORT-TERM INVESTMENTS (4.5%)*		Principal amount/shares		Value

U.S. Treasury Bills for an effective yield of 0.26%,
December 16, 2010 #			$290,999	$290,817

U.S. Treasury Bills for an effective yield of 0.26%,
November 18, 2010 #			350,000	349,839

U.S. Treasury Bills for an effective yield of 0.21%,
March 10, 2011 #			425,004	424,477

U.S. Treasury Bills for an effective yield of 0.20%,
August 26, 2010 #			33,999	33,995

SHORT-TERM INVESTMENTS (4.5%)* cont.	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.12% [e]	8,795,130	$8,795,130

Total short-term investments (cost $9,894,000)		$9,894,258

TOTAL INVESTMENTS

Total investments (cost $225,307,674)		$222,080,879

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $221,258,836.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $541,645 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 7/31/10

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	25	$6,864,375	Sep-10	$167,407

Total				$167,407

WRITTEN OPTIONS OUTSTANDING at 7/31/10 (premiums received $7,500)

	Contract	Expiration date/
	amount	strike price	Value

Aflac, Inc. (Call)	8,333	Nov-10/$65.00	$1,417

Total			$1,417

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/10

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	2,760	4/12/11	(1 month USD-	A basket	$32,114
			LIBOR-BBA)	(GSGLPMIN)
				of common stocks

Total					$32,114

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,452,946	$—	$—

Capital goods	15,318,397	602,835	—

Communication services	9,074,962	—	—

Conglomerates	2,389,784	—	—

Consumer cyclicals	22,791,137	—	—

Consumer staples	24,709,582	—	—

Energy	23,633,740	—	—

Financials	34,349,903	—	1,184,470

Health care	24,534,513	—	—

Technology	36,255,019	—	—

Transportation	3,033,435	—	—

Utilities and power	8,768,851	—	—

Total common stocks	210,312,269	602,835	1,184,470
Purchased options outstanding	—	13,166	—

Warrants	—	73,881	—

Short-term investments	8,795,130	1,099,128	—

Totals by level	$219,107,399	$1,789,010	$1,184,470

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$167,407	$—	$—

Written options	—	(1,417)	—

Total return swap contracts	—	32,114	—

Totals by level	$167,407	$30,697	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $216,512,544)	$213,285,749
Affiliated issuers (identified cost $8,795,130) (Note 6)	8,795,130

Cash	9,778

Dividends, interest and other receivables	221,442

Receivable for shares of the fund sold	35,216

Receivable for investments sold	5,184,938

Unrealized appreciation on swap contracts (Note 1)	32,114

Receivable for variation margin (Note 1)	8,125

Total assets	227,572,492

LIABILITIES

Payable for investments purchased	5,165,623

Payable for shares of the fund repurchased	662,947

Payable for compensation of Manager (Note 2)	104,672

Payable for investor servicing fees (Note 2)	54,720

Payable for custodian fees (Note 2)	17,457

Payable for Trustee compensation and expenses (Note 2)	120,112

Payable for administrative services (Note 2)	1,465

Payable for distribution fees (Note 2)	65,560

Written options outstanding, at value (premiums received $7,500) (Notes 1 and 3)	1,417

Other accrued expenses	119,683

Total liabilities	6,313,656

Net assets	$221,258,836

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$648,790,207

Distributions in excess of net investment income (Note 1)	(32,130)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(424,478,050)

Net unrealized depreciation of investments	(3,021,191)

Total — Representing net assets applicable to capital shares outstanding	$221,258,836

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($184,136,263 divided by 14,082,096 shares)	$13.08

Offering price per class A share (100/94.25 of $13.08)*	$13.88

Net asset value and offering price per class B share ($18,522,126 divided by 1,508,585 shares)**	$12.28

Net asset value and offering price per class C share ($10,735,667 divided by 870,889 shares)**	$12.33

Net asset value and redemption price per class M share ($3,960,953 divided by 314,544 shares)	$12.59

Offering price per class M share (100/96.50 of $12.59)*	$13.05

Net asset value, offering price and redemption price per class R share
($102,153 divided by 7,843 shares)	$13.02

Net asset value, offering price and redemption price per class Y share
($3,801,674 divided by 288,836 shares)	$13.16

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $3,418)	$4,107,510

Interest (including interest income of $16,263 from investments in affiliated issuers) (Note 6)	19,692

Securities lending	51,387

Total investment income	4,178,589

EXPENSES

Compensation of Manager (Note 2)	1,414,825

Investor servicing fees (Note 2)	874,326

Custodian fees (Note 2)	25,860

Trustee compensation and expenses (Note 2)	16,519

Administrative services (Note 2)	10,334

Distribution fees — Class A (Note 2)	480,206

Distribution fees — Class B (Note 2)	238,483

Distribution fees — Class C (Note 2)	113,463

Distribution fees — Class M (Note 2)	32,938

Distribution fees — Class R (Note 2)	526

Interest expense (Note 2)	981

Other	116,003

Fees waived and reimbursed by Manager (Note 2)	(77,604)

Total expenses	3,246,860

Expense reduction (Note 2)	(38,712)

Net expenses	3,208,148

Net investment income	970,441

Net realized gain on investments (Notes 1 and 3)	23,811,898

Net realized gain on swap contracts (Note 1)	155,992

Net realized gain on futures contracts (Note 1)	1,128,444

Net realized gain on foreign currency transactions (Note 1)	31

Net realized loss on written options (Notes 1 and 3)	(98,191)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and receivable purchase agreement during the year	4,540,940

Net gain on investments	29,539,114

Net increase in net assets resulting from operations	$30,509,555

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$970,441	$2,110,522

Net realized gain (loss) on investments and foreign
currency transactions	24,998,174	(99,740,624)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	4,540,940	30,464,931

Net increase (decrease) in net assets resulting from operations	30,509,555	(67,165,171)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,493,699)	(1,778,919)

Class B	(3,972)	—

Class C	(25,738)	—

Class M	(17,884)	(9,930)

Class R	(699)	(432)

Class Y	(38,836)	(53,046)

From return of capital
Class A	(121,001)	—

Class B	(322)	—

Class C	(2,085)	—

Class M	(1,449)	—

Class R	(57)	—

Class Y	(3,146)	—

Redemption fees (Note 1)	110	747

Decrease from capital share transactions (Note 4)	(34,196,225)	(70,310,310)

Total decrease in net assets	(5,395,448)	(139,317,061)

NET ASSETS

Beginning of year	226,654,284	365,971,345

End of year (including distributions in excess of net investment income of $32,130 and undistributed net investment income
of $497,147, respectively)	$221,258,836	$226,654,284

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2010	$11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—	$13.08	13.80	$184,136	1.26	.53	106.49
July 31, 2009	13.99	.11	(2.41) [g]	(2.30)	(.10)	—	(.10)	—	11.59	(16.26) [g]	179,816	1.18	1.04	129.81
July 31, 2008	16.74	.08	(2.78)	(2.70)	(.05)	—	(.05)	—	13.99	(16.16)	271,560	1.24	.51	118.70
July 31, 2007	14.50	.06	2.20	2.26	(.02)	—	(.02)	—	16.74	15.58	455,608	1.25	.40	78.84
July 31, 2006	14.49	.06 [f]	(.01)	.05	(.04)	—	(.04)	—	14.50	.35 [f]	486,691	1.10 [f,h]	.44 [f]	85.13

Class B
July 31, 2010	$10.87	(.02)	1.43	1.41	— [e]	— [e]	— [e]	—	$12.28	12.99	$18,522	2.01	(.20)	106.49
July 31, 2009	13.09	.03	(2.25) [g]	(2.22)	—	—	—	—	10.87	(16.96) [g]	27,769	1.93	.31	129.81
July 31, 2008	15.73	(.04)	(2.60)	(2.64)	—	—	—	—	13.09	(16.78)	65,767	1.99	(.24)	118.70
July 31, 2007	13.72	(.05)	2.06	2.01	—	—	—	—	15.73	14.65	146,984	2.00	(.35)	78.84
July 31, 2006	13.77	(.04) [f]	(.01)	(.05)	—	—	—	—	13.72	(.36) [f]	234,490	1.85 [f,h]	(.31) [f]	85.13

Class C
July 31, 2010	$10.94	(.03)	1.45	1.42	(.03)	— [e]	(.03)	—	$12.33	12.97	$10,736	2.01	(.22)	106.49
July 31, 2009	13.17	.03	(2.26) [g]	(2.23)	—	—	—	—	10.94	(16.93) [g]	10,874	1.93	.29	129.81
July 31, 2008	15.83	(.04)	(2.62)	(2.66)	—	—	—	—	13.17	(16.80)	16,486	1.99	(.24)	118.70
July 31, 2007	13.80	(.05)	2.08	2.03	—	—	—	—	15.83	14.71	26,731	2.00	(.35)	78.84
July 31, 2006	13.85	(.04) [f]	(.01)	(.05)	—	—	—	—	13.80	(.36) [f]	30,016	1.85 [f,h]	(.31) [f]	85.13

Class M
July 31, 2010	$11.17	— [e]	1.47	1.47	(.05)	— [e]	(.05)	—	$12.59	13.19	$3,961	1.76	.03	106.49
July 31, 2009	13.44	.05	(2.30) [g]	(2.25)	(.02)	—	(.02)	—	11.17	(16.69) [g]	4,254	1.68	.54	129.81
July 31, 2008	16.11	— [e]	(2.67)	(2.67)	—	—	—	—	13.44	(16.57)	7,030	1.74	.01	118.70
July 31, 2007	14.01	(.02)	2.12	2.10	—	—	—	—	16.11	14.99	11,300	1.75	(.10)	78.84
July 31, 2006	14.03	(.01) [f]	(.01)	(.02)	—	—	—	—	14.01	(.14) [f]	12,956	1.60 [f,h]	(.06) [f]	85.13

Class R
July 31, 2010	$11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—	$13.02	13.47	$102	1.51	.28	106.49
July 31, 2009	13.92	.09	(2.40) [g]	(2.31)	(.06)	—	(.06)	—	11.55	(16.51) [g]	103	1.43	.77	129.81
July 31, 2008	16.65	.04	(2.76)	(2.72)	(.01)	—	(.01)	—	13.92	(16.34)	101	1.49	.27	118.70
July 31, 2007	14.44	.02	2.19	2.21	—	—	—	—	16.65	15.31	286	1.50	.12	78.84
July 31, 2006	14.44	.02 [f]	(.01)	.01	(.01)	—	(.01)	—	14.44	.09 [f]	272	1.35 [f,h]	.17 [f]	85.13

Class Y
July 31, 2010	$11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—	$13.16	14.05	$3,802	1.01	.78	106.49
July 31, 2009	14.10	.14	(2.43) [g]	(2.29)	(.15)	—	(.15)	—	11.66	(16.04) [g]	3,838.93		1.30	129.81
July 31, 2008	16.88	.12	(2.80)	(2.68)	(.10)	—	(.10)	—	14.10	(15.96)	5,026.99		.76	118.70
July 31, 2007	14.62	.11	2.21	2.32	(.06)	—	(.06)	—	16.88	15.88	71,184	1.00	.64	78.84
July 31, 2006	14.62	.10 [f]	(.02)	.08	(.08)	—	(.08)	—	14.62	.55 [f]	80,374	.85 [f,h]	.68 [f]	85.13

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.03%

July 31, 2009	0.27

July 31, 2008	0.03

July 31, 2007	<0.01

July 31, 2006	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended July 31, 2006.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2009.

h Does not reflect reimbursements from Putnam Management related to changes in the calculation of fees pursuant to the fund’s management contract in connection with a settlement with the Securities and Exchange Commission (the SEC), which amounted to 0.01% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund uses futures contracts to equitize cash. The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 22 on futures contracts for the reporting period. The fund had an average contract amount of approximately 9,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage the fund’s exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $200,000 on total return swap contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the fund had no securities out on loan.

I) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $421,907,911 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$289,150,448	July 31, 2011

81,950,908	July 31, 2017

50,806,555	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $1,471,235 of losses recognized during the period November 1, 2009 to July 31, 2010.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, the expiration of a capital loss carryover and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $81,110 to decrease distributions in excess of net investment income and $110,556,640 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $110,475,530.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,227,649
Unrealized depreciation	(18,325,979)

Net unrealized depreciation	(4,098,330)
Capital loss carryforward	(421,907,911)
Post-October loss	(1,471,235)
Cost for federal income tax purposes	$226,179,209

M) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion, and 0.475% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.572% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $77,604 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $156,309 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $48,585 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $36,282, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $289 under the expense offset arrangements and by $38,423 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $157, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,907 and $410 from the sale of class A and class M shares, respectively, and received $17,583 and $116 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $237,560,826 and $261,346,175, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	48,883	179,064
Options exercised	(13,900)	(120,930)
Options expired	(13,325)	(25,317)
Options closed	(13,325)	(25,317)

Written options outstanding
at end of the reporting period	8,333	$7,500

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	1,261,410	$16,350,354	2,266,839	$23,710,888

Shares issued in connection with
reinvestment of distributions	120,074	1,545,675	181,221	1,710,731

	1,381,484	17,896,029	2,448,060	25,421,619

Shares repurchased	(2,818,508)	(36,471,822)	(6,344,099)	(66,878,869)

Net decrease	(1,437,024)	$(18,575,793)	(3,896,039)	$(41,457,250)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	110,268	$1,331,384	166,904	$1,616,731

Shares issued in connection with
reinvestment of distributions	341	4,147	—	—

	110,609	1,335,531	166,904	1,616,731

Shares repurchased	(1,156,326)	(14,060,790)	(2,637,378)	(26,133,207)

Net decrease	(1,045,717)	$(12,725,259)	(2,470,474)	$(24,516,476)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	30,749	$381,710	46,003	$459,098

Shares issued in connection with
reinvestment of distributions	2,105	25,677	—	—

	32,854	407,387	46,003	459,098

Shares repurchased	(155,894)	(1,920,200)	(304,129)	(3,065,543)

Net decrease	(123,040)	$(1,512,813)	(258,126)	$(2,606,445)

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	9,842	$125,634	18,505	$182,803

Shares issued in connection with
reinvestment of distributions	1,504	18,704	1,045	9,545

	11,346	144,338	19,550	192,348

Shares repurchased	(77,685)	(988,784)	(161,723)	(1,636,522)

Net decrease	(66,339)	$(844,446)	(142,173)	$(1,444,174)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	2,304	$30,135	2,485	$25,551

Shares issued in connection with
reinvestment of distributions	59	756	46	432

	2,363	30,891	2,531	25,983

Shares repurchased	(3,423)	(44,967)	(887)	(10,411)

Net increase (decrease)	(1,060)	$(14,076)	1,644	$15,572

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	33,464	$431,018	54,230	$546,044

Shares issued in connection with
reinvestment of distributions	3,184	41,199	5,596	53,046

	36,648	472,217	59,826	599,090

Shares repurchased	(77,042)	(996,055)	(87,105)	(900,627)

Net decrease	(40,394)	$(523,838)	(27,279)	$(301,537)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments, Receivables,
	Net assets —
Equity contracts	Unrealized appreciation	$286,568*	Payables	$1,417

Total		$286,568		$1,417

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$(174,482)	$849,135	$1,128,444	$155,992	$1,959,089

Total	$(174,482)	$849,135	$1,128,444	$155,992	$1,959,089

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$(10,407)	$1,495	$(25,868)	$32,114	$(2,666)

Total	$(10,407)	$1,495	$(25,868)	$32,114	$(2,666)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $16,263 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $69,783,412 and $75,460,817, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the year ended July 31, 2010, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For its tax year ended July 31, 2010, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended July 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $684 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	144,159,880	5,756,274

Jameson A. Baxter	144,089,420	5,826,734

Charles B. Curtis	144,163,005	5,753,149

Robert J. Darretta	144,131,113	5,785,041

Myra R. Drucker	144,185,199	5,730,955

John A. Hill	144,123,942	5,792,212

Paul L. Joskow	144,226,682	5,689,472

Elizabeth T. Kennan*	143,986,867	5,929,287

Kenneth R. Leibler	144,161,109	5,755,045

Robert E. Patterson	144,163,377	5,752,777

George Putnam, III	144,132,419	5,783,735

Robert L. Reynolds	144,288,500	5,627,654

W. Thomas Stephens	144,223,485	5,692,669

Richard B. Worley	144,224,274	5,691,880

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

9,979,027	287,996	1,080,842	3,916,044

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Beth S. Mazor
Putnam Investment	Barbara M. Baumann	Vice President
Management, LLC	Charles B. Curtis
One Post Office Square	Robert J. Darretta	James P. Pappas
Boston, MA 02109	Myra R. Drucker	Vice President
Paul L. Joskow
Investment Sub-Manager	Kenneth R. Leibler	Francis J. McNamara, III
Putnam Investments Limited	Robert E. Patterson	Vice President and
57–59 St James’s Street	George Putnam, III	Chief Legal Officer
London, England SW1A 1LD	Robert L. Reynolds
	W. Thomas Stephens	Robert R. Leveille
Investment Sub-Advisor	Richard B. Worley	Vice President and
The Putnam Advisory		Chief Compliance Officer
Company, LLC	Officers
One Post Office Square	Robert L. Reynolds	Mark C. Trenchard
Boston, MA 02109	President	Vice President and
BSA Compliance Officer
Marketing Services	Jonathan S. Horwitz
Putnam Retail Management	Executive Vice President,	Judith Cohen
One Post Office Square	Principal Executive	Vice President, Clerk and
Boston, MA 02109	Officer, Treasurer and	Assistant Treasurer
Compliance Liaison
Custodian		Michael Higgins
State Street Bank	Steven D. Krichmar	Vice President
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Principal	Proxy Manager
Independent Registered	Accounting Officer and
Public Accounting Firm	Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN067 262968 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$39,777	$--	$3,800	$-
July 31, 2009	$39,894	$--	$3,800	$-

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,800 and $ 3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ -	$ -	$ -
July 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010